Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information, each dated February 27, 2026, and each included in this Post-Effective Amendment No. 453 to the Registration Statement (Form N-1A, File No. 333-150525) of Direxion Shares ETF Trust (the “Registration Statement”).

We also consent to the incorporation by reference of our reports dated December 23, 2025, with respect to the financial statements and financial highlights of the funds listed in Appendix A, (118 funds constituting Direxion Shares ETF Trust) included in the Annual Report (Form N-CSR) for the periods ended October 31, 2025, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Minneapolis, MN
February 26, 2026

Fund Name

Direxion Daily S&P 500® Bear 1X Shares

Direxion Daily CSI 300 China A Share Bull 2X Shares

Direxion Daily CSI China Internet Index Bull 2X Shares

Direxion Daily S&P 500® Bull 2X Shares

Direxion Daily MSCI India Bull 2X Shares

Direxion Daily MSCI Brazil Bull 2X Shares

Direxion Daily Energy Bull 2X Shares

Direxion Daily Energy Bear 2X Shares

Direxion Daily Gold Miners Index Bull 2X Shares

Direxion Daily Gold Miners Index Bear 2X Shares

Direxion Daily Junior Gold Miners Index Bull 2X Shares

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares

Direxion Daily NVDA Bull 2X Shares

Direxion Daily NVDA Bear 1X Shares

Direxion Daily NYSE FANG+ Bull 2X Shares

Direxion Daily CSCO Bull 2X ETF

Direxion Daily CSCO Bear 1X ETF

Direxion Daily QCOM Bull 2X ETF

Direxion Daily QCOM Bear 1X ETF

Direxion Daily AAPL Bull 2X Shares

Direxion Daily AAPL Bear 1X Shares

Direxion Daily TSLA Bull 2X Shares

Direxion Daily TSLA Bear 1X Shares

Direxion Daily AMZN Bear 1X Shares

Direxion Daily AMZN Bull 2X Shares

Direxion Daily GOOGL Bear 1X Shares

Direxion Daily GOOGL Bull 2X Shares

Direxion Daily MSFT Bear 1X Shares

Direxion Daily MSFT Bull 2X Shares

Direxion Daily Magnificent 7 Bull 2X Shares

Direxion Daily Magnificent 7 Bear 1X Shares

Direxion Daily AI and Big Data Bull 2X Shares

Direxion Daily AI and Big Data Bear 2X Shares

Direxion Daily META Bull 2X Shares

Direxion Daily META Bear 1X Shares

Direxion Daily Uranium Industry Bull 2X Shares

Direxion Daily Crypto Industry Bear 1X Shares

Direxion Daily Crypto Industry Bull 2X Shares

Direxion Daily TSM Bull 2X Shares

Direxion Daily TSM Bear 1X Shares

Direxion Daily NFLX Bull 2X Shares

Direxion Daily NFLX Bear 1X Shares

Direxion Daily MU Bull 2X shares

Direxion Daily MU Bear 1X Shares

Direxion Daily AVGO Bull 2X Shares

Direxion Daily AVGO Bear 1X Shares

Direxion Daily BRKB Bull 2X Shares

Direxion Daily BRKB Bear 1X Shares

Direxion Daily PLTR Bull 2X Shares

Direxion Daily PLTR Bear 1X Shares

Direxion Daily AMD Bull 2X Shares

Direxion Daily AMD Bear 1X Shares

Direxion Daily PANW Bull 2X Shares

Direxion Daily PANW Bear 1X Shares

Direxion Daily LLY Bull 2X Shares

Direxion Daily LLY Bear 1X Shares

Direxion Daily BA Bull 2X Shares

Direxion Daily BA Bear 1X Shares

Direxion Daily XOM Bull 2X Shares

Direxion Daily XOM Bear 1X Shares

Direxion Daily F Bull 2X ETF

Direxion Daily F Bear 1X ETF

Direxion Daily SHOP Bull 2X ETF

Direxion Daily SHOP Bear 1X ETF

Direxion Daily LMT Bull 2X ETF

Direxion Daily LMT Bear 1X ETF

Direxion Daily Technology Top 5 Bull 2X ETF

Direxion Daily Technology Top 5 Bear 2X ETF

Direxion Daily Semiconductors Top 5 Bull 2X ETF

Direxion Daily Semiconductors Top 5 Bear 2X ETF

Direxion Daily Biotech Top 5 Bull 2X ETF

Direxion Daily Energy Top 5 Bull 2X ETF

Direxion Daily Mid Cap Bull 3X Shares

Direxion Daily S&P 500® Bull 3X Shares

Direxion Daily S&P 500® Bear 3X Shares

Direxion Daily Small Cap Bull 3X Shares

Direxion Daily Small Cap Bear 3X Shares

Direxion Daily FTSE China Bull 3X Shares

Direxion Daily FTSE China Bear 3X Shares

Direxion Daily FTSE Europe Bull 3X Shares

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Direxion Daily MSCI Mexico Bull 3X Shares

Direxion Daily MSCI South Korea Bull 3X Shares

Direxion Daily Aerospace & Defense Bull 3X Shares

Direxion Daily Consumer Discretionary Bull 3X Shares

Direxion Daily Dow Jones Internet Bull 3X Shares

Direxion Daily Dow Jones Internet Bear 3X Shares

Direxion Daily Financial Bull 3X Shares

Direxion Daily Financial Bear 3X Shares

Direxion Daily Healthcare Bull 3X Shares

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Direxion Daily Industrials Bull 3X Shares

Direxion Daily Real Estate Bull 3X Shares

Direxion Daily Real Estate Bear 3X Shares

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Direxion Daily Regional Banks Bull 3X Shares

Direxion Daily Retail Bull 3X Shares

Direxion Daily S&P 500® High Beta Bull 3X Shares

Direxion Daily S&P 500® High Beta Bear 3X Shares

Direxion Daily S&P Biotech Bull 3X Shares

Direxion Daily S&P Biotech Bear 3X Shares

Direxion Daily Semiconductor Bull 3X Shares

Direxion Daily Semiconductor Bear 3X Shares

Direxion Daily Technology Bull 3X Shares

Direxion Daily Technology Bear 3X Shares

Direxion Daily Transportation Bull 3X Shares

Direxion Daily Utilities Bull 3X Shares

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Direxion Daily 20+ Year Treasury Bull 3X Shares

Direxion Daily 20+ Year Treasury Bear 3X Shares

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion HCM Tactical Enhanced US ETF